UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2018 (March 20, 2018)
 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Employment Agreements with Thomas B. Nusz, Taylor L. Reid, Michael H. Lou and Nickolas J. Lorentzatos
On March 20, 2018, Oasis Petroleum Inc. (the “Company”) entered into amended and restated employment agreements with its Chairman and Chief Executive Officer, Thomas B. Nusz (the “Nusz Agreement”), its President and Chief Operating Officer, Taylor L. Reid (the “Reid Agreement”), its Executive Vice President and Chief Financial Officer, Michael H. Lou (the “Lou Agreement”), and its Executive Vice President, General Counsel and Corporate Secretary, Nickolas J. Lorentzatos (the “Lorentzatos Agreement” and together with the Nusz Agreement, the Reid Agreement and the Lou Agreement, the “Amended Agreements” and each an “Amended Agreement”), in each case, to replace the officer’s previous employment agreement with the Company, which expired on March 20, 2018 (each, a "2015 Agreement"). The Amended Agreements are effective as of March 20, 2018.
Each Amended Agreement generally contains the same material terms as the corresponding 2015 Agreement. With respect to the Nusz Agreement, Mr. Nusz's base salary remained unchanged from the 2015 Agreement. The Reid Agreement, the Lou Agreement, and the Lorentzatos Agreement provide for increased base salaries of $600,000, $480,000, and $425,000, respectively, as compared to the 2015 Agreements. Neither Mr. Reid nor Mr. Lou experienced an increase in his base salary, as compared to his 2017 base salary, as a result of entering into an Amended Agreement. Each Amended Agreement also provides for payment of a prorated target bonus upon a severance qualifying termination on or within two years following a change in control.
Copies of the Nusz Agreement, Reid Agreement, Lou Agreement and Lorentzatos Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference. The description of the Amended Agreements contained herein is qualified in its entirety by reference to the full text of the Amended Agreements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Fourth Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Thomas B. Nusz.
10.2	Fifth Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Taylor L. Reid.
10.3	Third Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Michael H. Lou.
10.4	Third Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Nickolas J. Lorentzatos.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: March 22, 2018	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Fourth Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Thomas B. Nusz.
10.2	Fifth Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Taylor L. Reid.
10.3	Third Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Michael H. Lou.
10.4	Third Amended and Restated Employment Agreement effective as of March 20, 2018 between Oasis Petroleum Inc. and Nickolas J. Lorentzatos.